                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                          8 1/8% SENIOR NOTES DUE 2010

                               (THE "OLD NOTES")

                                       OF

                         NORTHWEST PIPELINE CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Northwest Pipeline Corporation (the "Issuer") made pursuant to
the Prospectus, dated          , 2003 (the "Prospectus"), if certificates for
the Issuer's outstanding 8 1/8% Senior Notes due 2010 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach JPMorgan Chase Bank, as exchange agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                    TO: JPMORGAN CHASE BANK, EXCHANGE AGENT

                  By mail, hand delivery or overnight courier:

IF BY MAIL, TO:                 IF IN PERSON, TO:               IF BY COURIER SERVICE, TO:
JPMorgan Chase Bank             JPMorgan Chase Bank             JPMorgan Chase Bank
Corporate Trust Services        GIS Unit Trust Window           Corporate Trust Services
2001 Bryan Street -- 9th        4 New York Plaza -- 1st Floor   2001 Bryan Street -- 9th
Floor                           New York, New York 10004        Floor
Dallas, Texas 75201             Attention: Frank Ivins          Dallas, Texas 75201
Attention: Frank Ivins                                          Attention: Frank Ivins

                           By facsimile transmission:
                        (for eligible institutions only)

                                 (214) 468-6494

                             Confirm by telephone:

                                 (214) 468-6464

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."


Principal Amount of Old Notes Tendered (must
be in denominations of principal amount of
$1,000 or any integral multiple thereof:
$
--------------------------------------------
Certificate Nos. (if available)                    CUSIP Nos.

--------------------------------------------       --------------------------------------------
                                                   If Old Notes will be delivered by book-entry
Total Principal Amount Represented by Old          transfer to The Depository Trust Company,
Notes Certificate(s):                              provide account number.
$                                                  Account Number
--------------------------------------------       ----------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death of incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                                                         X
---------------------------------------------------       ---------------------------------------------------
X                                                         X
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 Signature(s) of Owner(s) or Authorized Signatory                                Date

Area Code and Telephone Number
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Must be signed by the holder(s) of Old Notes as their names(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity
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Address(es)
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set for the above and that failure to do so could result in a financial loss to the undersigned.

---------------------------------------------------       ---------------------------------------------------
                   NAME OF FIRM                                          AUTHORIZED SIGNATURE
---------------------------------------------------       ---------------------------------------------------
                      ADDRESS                                                    TITLE
---------------------------------------------------       ---------------------------------------------------
                     ZIP CODE                                           (PLEASE TYPE OR PRINT)

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THE FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.